UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 18, 2025

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, 2 Church Street, Hamilton, Pembroke HM11, Bermuda
(Address of principal executive offices)
(Zip Code)
(441) 295-1422
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2023 (the “2023 Form 8-K”) by James River Group Holdings, Ltd. (the “Company”), on November 8, 2023, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Fleming Intermediate Holdings LLC (“Fleming”) for Fleming’s purchase of JRG Reinsurance Company Ltd. (“JRG Re”) from the Company, which purchase closed on April 16, 2024. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Stock Purchase Agreement, which is filed as Exhibit 2.1 to the 2023 Form 8-K.
In accordance with the process set forth in the Stock Purchase Agreement, the Company and Fleming submitted disputed items relating to the Closing Statement, which set forth the post-Closing calculation of the Purchase Price, to an Independent Accounting Firm for final resolution. The disputed items totaled $54.1 million, with Fleming claiming it was entitled to adjust the Closing Purchase Price downward by the full $54.1 million in dispute and the Company asserting that no further adjustment was warranted based on the known facts and the terms of the Stock Purchase Agreement. On April 18, 2025, the Independent Accounting Firm issued its final determination, which resulted in a downward adjustment to the Closing Purchase Price equal to $483,625. Pursuant to the Stock Purchase Agreement, this determination by the Independent Accounting Firm is final, binding and conclusive for all purposes of determining the Purchase Price.
The Company intends to include this $483,625 downward adjustment to the Closing Purchase Price as an additional loss on sale within discontinued operations in its first quarter 2025 financial results to be issued on or prior to May 12, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: April 21, 2025	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer